UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 17, 2022

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Colin Gouveia to be Appointed President and Chief Executive Officer and Bruce Hoechner to Retire at End of Year
On November 17, 2022, Rogers Corporation, a Massachusetts corporation (the “Company”), issued a press release announcing that Bruce Hoechner, President and Chief Executive Officer of the Company, has decided to retire, effective December 31, 2022, and the Company’s Board of Directors (the “Board”) plans to appoint Colin Gouveia, Senior Vice President and General Manager of the Company’s Elastomeric Material Solutions (EMS) business unit, to succeed Mr. Hoechner. Mr. Gouveia has served as Senior Vice President and General Manager of EMS since June 2019 and brings more than three decades of cross-functional experience in the specialty chemical and materials manufacturing industries. Prior to joining the Company, Mr. Gouveia served as Vice President and General Manager of Eastman Chemical’s global Chemical Intermediates business unit. Mr. Gouveia has also held global leadership positions with Dow Chemical Company, The Rohm and Haas Company and Imperial Chemical Industries (ICI).
Mr. Hoechner will remain as a member of the Board and act in an advisory capacity at the Company until March 31, 2023.
A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Additional Leadership Transitions
Effective November 18, 2022, Pete Williams, Senior Vice President of Global Operations, and Jonathan Rowntree, Senior Vice President and General Manager of the Company’s Advanced Electronics Solutions (AES) business unit, will depart from the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: November 17, 2022	By:	/s/ Jay B. Knoll
Jay B. Knoll
Senior Vice President, Corporate Development, General Counsel and Corporate Secretary